                                                                   EXHIBIT 10.26

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                    ENGINEERING CONSULTANT SERVICES AGREEMENT

                                     between

                             STRATUS COMPUTER, INC.

                                       and

                         PERITUS SOFTWARE SERVICES, INC.

This Agreement is made this 30 day of November, 1993, between Stratus Computer, Inc., 55 Fairbanks Boulevard, Marlboro, Massachusetts 01752 ("Stratus") and Peritus Software Services, Inc., 164 Middlesex Turnpike, Burlington, MA 01803 ("Peritus").

1. Stratus hereby engages Peritus and Peritus hereby agrees to perform the software engineering services for Stratus as set forth in Appendix A hereto (the "Work") for the price set forth in Appendix A. The dates and/or events causing payments to become due and payable and the conditions which define the starting date of Peritus' performance are also set forth in Appendix A.

2.       TERM OF AGREEMENT

         This Agreement shall continue in force for a three (3) year period from the date set forth above unless earlier terminated in accordance with
         Section 8.

3.       TRADE SECRETS

         A. During the term of this Agreement, Stratus may disclose to Peritus, or Peritus may obtain access to, develop or create proprietary and confidential information or material concerning or related to Stratus' manufacturing processes, services, products or general business operations. Such Information or material may include, but is not limited to, computer programs, design documentation, development, test and maintenance tools, programs and procedures, test data, or Stratus' sales, costs, profits, pricing methods, organization, employee lists, service, software diagnostic techniques, customer lists, processes, user access passwords, etc. Peritus acknowledges the confidential and secret character of the Information, and agrees that the Information is the sole, exclusive and extremely valuable property of Stratus. Accordingly, without Stratus' prior written consent, Peritus agrees not to use the Information for any purpose except in the performance of this

             Agreement as expressly permitted herein, and not to divulge all or any part of the Information to any third party, either during or after the term of this Agreement without Stratus' prior written consent in each instance.

         B. Except as expressly provided in this Agreement or authorized by Stratus in writing, all Information shall remain in the possession and control of Peritus at its offices as first noted above.

   4.    INVENTIONS, DISCOVERIES AND DEVELOPMENTS

         A. Rights in the Work: Stratus shall have all right, title and interest, including all copyright, trade secret and patent rights in the Work and in all inventions, discoveries, developments and improvements, made or conceived by Peritus under or arising out of this Agreement, including all physical copies and all ideas, techniques, concepts and expressions thereof contained in the Work. Notwithstanding the foregoing, nothing in this Agreement shall preclude Peritus from using its general knowledge, experience and skill in connection with any other work, products or services for itself or for any other person or entity.

         B. Assignment and Assistance: Peritus hereby transfers and assigns all of his/her rights in and to the Work to Stratus. During and after the term of this Agreement Peritus shall, at Stratus' request and expense, make application of letters Patent in the United States and/or other countries, will assign such applications to Stratus and will assist and cooperate with Stratus in the prosecution of such applications. Peritus hereby assigns to Stratus all copyrights in and to the Work.

   5.    RETURN OF PROPERTY

         Upon expiration or earlier termination of this Agreement, Peritus agrees to stop using and to immediately return to Stratus all Information, material, documents, equipment, tools or facilities furnished by Stratus pursuant to the provisions or requirements of this Agreement. Peritus shall be fully responsible for the care and protection of the same until such delivery.

   6.    WARRANTY

         Peritus warrants that it has or will have good and marketable title to all of the Work provided herewith. Peritus shall indemnify, defend and hold harmless Stratus and its customers from any liability, damage or expense (including reasonable attorney's fee) resulting from or arising in any way out of any claims by any third parties, which are based upon or are the result of any breach of the warrants contained in this Section. Peritus has the right to be notified promptly of any claim, demand or suit brought against Stratus and Peritus has the right to defend such suit with counsel of its choice.

   7.    HARMLESS/WAIVER

         Peritus and Stratus shall indemnify and hold harmless the other party ("Indemnified Party") against all claims, losses and expenses (including reasonable attorney's fees) and injuries to person or property (including the Indemnified Party's property) resulting from any act on the part of (indemnifying party), its agents, employees or subcontractors pursuant to (indemnifying party's) performance under this Agreement, except to the extent any such loss is due directly to the negligence of the Indemnified Party.

   8.    TERMINATION:

         A. For Cause: Stratus may terminate this Agreement without further payment to Peritus if:

             1. Peritus fails to perform any material provisions of this Agreement, and fails to cure within thirty (30) days after receipt of notice.

             2. Peritus declares bankruptcy or makes an assignment for the benefit of creditors, or a receiver of similar officer is appointed to take charge of all or part Peritus' assets.

             3. Peritus assigns this Agreement, or any obligation or right under it (the word "assign" to include without limitation, a transfer of major interest in Peritus), or merges with a third party, not a parent or subsidiary company, without Stratus' prior written consent which Stratus shall not unreasonably withhold.

         B. For Convenience: Stratus may terminate this Agreement for convenience at any time after the first year upon giving Peritus not less than one hundred eighty (180) days' prior written notice. Upon the effective date of termination Peritus will:

             1. Immediately stop work unless otherwise directed by Stratus in writing.

             2.  Notify Stratus of costs incurred up to the date of termination.

                 Stratus shall pay those costs within thirty (30) days of receipt of a proper invoice. Such costs shall not exceed, and Stratus will not be obligated to pay more than the unpaid balance due for Work performed prior to the termination date based upon the fees and payments described in Appendix A. Payment upon termination will be accepted by Peritus in full satisfaction of all claims and demands against Stratus based upon or arising out of or in connection with the Agreement.

             3. Notwithstanding any termination, the obligations of Peritus under paragraphs 3, 4 and 5 above shall survive expiration.

   9.   NOTICE

        Any notice given under this Agreement shall be written or telegraphic. Written notice shall be sent by registered or certified mail, postage prepaid, return receipt requested. Any telegraphic notice must be followed within three (3) days by written notice. All notices shall be effective when first received at the following addresses:

                             STRATUS COMPUTER, INC.
                               55 Fairbanks Blvd.
                               Marlboro, MA 01752
                               Attn: James Filreis

                         PERITUS SOFTWARE SERVICES INC.
                             164 Middlesex Turnpike
                              Burlington, MA 01803
                               Attn: Peter McElroy

  10.   COMPLIANCE WITH APPLICABLE LAWS

        Peritus warrants that the Work performed under this Agreement complies with or will comply with all applicable United States laws and regulation Peritus' failure to comply with the above may result in a material breach of this Agreement.

  11.   INDEPENDENT CONTRACTOR

        In furnishing services pursuant to the Agreement, Peritus will be acting as an Independent Contractor. Peritus is not an agent or employee of Stratus and is not authorized to act on behalf of Stratus. As such, neither Peritus nor his/her employees, agents or contractors will be an employee of Stratus and will not by reason of the Agreement or his/her services hereunder be entitled to participate in, or to receive any benefit or right under, any of Stratus' employee benefit or welfare plans.

   12.   GENERAL

         A. This Agreement constitutes and fully expresses the entire and only Agreement between the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties and may not be modified, waived or extended unless mutually agreed upon in writing by both parties.

         B. In the event any provision of this Agreement is found to be legally unenforceable, such unenforceability shall not prevent enforcement of any other provision of the Agreement.

         C. This Agreement shall be construed, interpreted and applied in accordance with the Laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 30th day of November, 1993.


STRATUS COMPUTER, INC.               PERITUS SOFTWARE SERVICES, INC.

BY:      /s/James Filres             BY:      /s/Peter McElroy
   ------------------------------       ------------------------------------
NAME:     James Filres               NAME:    Peter McElroy
     ----------------------------         ----------------------------------
TITLE:                               TITLE:
      ---------------------------          ---------------------------------

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                                  APPENDIX A
                                      to
                   ENGINEERING CONSULTANT SERVICES AGREEMENT


1.       STATEMENT OF WORK

         1.1      Out Source Products

                  A. Peritus will use all technically feasible means to diagnose and repair or resolve software defects which occur in the following Stratus VOS-based software programs ("Out Sourced Products") and which are reported to Peritus during the term of the Agreement

                           .        *****************************
                           .        *****************************
                           .        *****************************
                           .        *****************************
                           .        *****************************
                           .        *****************************
                           **************************************

                                    *****
                                    *****
                                    *****
                                    **********
                                    **********
                                    ***************
                                    *****
                                    *****
                                    *****

                           Stratus shall have the right to add or delete products from the above list subject to ********** days' advance written notice. The parties shall adjust (increase or decrease) the annual fee, on a pro rata basis, to reflect the change in the list of Out Source Products, based on the product's defect history and using the rate of
                           *********************************************.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                  B.       For each ********************************************
                           ***************************************************
                           ***************************************************
                           ***************************************************
                           ***************************************************
                           ***************************************************
                           ***************************************************
                           ***************************************************
                           ***************************

                  C.       For each *****************************************
                           ***************************************************
                           ***************************************************
                           ***************************

                  D.       Peritus will ***************************************
                           ***************************************************
                           ***************************************************
                           ***************************************************
                           ***************************

                  E.       Peritus will ***************************************
                           ***************************************************
                           ***************************************************
                           ***************************

                  F.       Peritus will ***************************************
                           ***************************

                  Priority                  Definition                 Response Time
                  --------                  ----------                 -------------
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************
                  ********                  **********                 ***************

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.



         1.2      Unresolved Defects List:

                  Peritus will ************************************************
                  ************************** currently included in the Stratus UNR (Unresolved Defect) list or which are added to the UNR list during the term of this agreement or other difficult software defects which Stratus assigns to Peritus. Such maintenance shall be for the affected Stratus releases of each applicable Software program. Assignment of UNR defects to Peritus shall be through mutual agreement.

         1.3      Field Support/Enhancements

                  A. If requested and approved by an authorized representative of Stratus, Peritus will dispatch software engineers to a customer location for diagnosis and/or resolution of a defect or to provide specialized software support. For such support, Peritus will charge Stratus a consulting fee (as set forth in Appendix B hereof) as well as usual and customary administrative, communication, travel, and living expenses.

                  B. At the request of Stratus, Peritus will be available to make enhancements to the Out Sourced Products. Peritus will respond to such requests with a proposal which will provide a description of the enhancement, schedules, costs, additional expenses (if applicable), and other requirements. Peritus will perform the work after written approval has been received from an authorized representative of Stratus.

2.       STRATUS REQUIREMENTS

         2.1 Stratus will make available, at no cost to Peritus, (1) one complete library of current source code, requirements and design documentation, user documentation, operations documentation, and all other relevant documentation and material which is required for the performance of this agreement. The source code for the Out Sourced Products must be consistent with the versions of the Stratus software which are installed on the Stratus system located at Peritus.

         2.2 Stratus will make available, at no cost to Peritus, all test software, test suites, test tools and test data which are required to ensure the proper testing and functioning of the software products maintained as part of this agreement.

         2.3 Stratus will provide, at no cost to Peritus, copies of or access to all required development software systems and tools.

         2.4 Stratus will loan, at no cost to Peritus, a minimum VOS-based computer system which shall allow Peritus to analyze, assemble, compile, and test most of the resolutions or corrections being developed by Peritus. This system shall be installed and maintained by Stratus, at no cost to Peritus, at Peritus' principal office which currently is located at 164 Middlesex Turnpike, Burlington, MA 01803. The use of the system shall be subject to the terms and conditions of Appendix C.

         2.5 Stratus will provide, at no cost to Peritus and at Stratus' facilities, a minimum of (1) one month of training for the engineering team assigned to this project by Peritus. The training shall include the Outsourced Products listed in
                  Section 2.2, VOS, and other system software as necessary. Such training shall also include Stratus policies, processes and procedures; the use of CALL and QTS; and use of the development, maintenance, and test tools used by Stratus. The training may include formal classroom training, tutorials, system exposure, hands-on experience, and individual presentations.

         2.6 Stratus will provide to Peritus (l) one copy of all relevant internal policy, process, and procedure manuals which Peritus must follow.

         2.7 Stratus will provide Peritus with access (read and write) to the existing problem reporting system, QTS (Quality Tracking System), and access (read only) to the CALL system.

         2.8 From time to time throughout the performance of this agreement, Stratus will make personnel available to Peritus for the purpose of consulting with Peritus as required for the performance of this Agreement. Such consultation shall include, but not be limited to, topics such as system and software architecture, software functions and features, and use of Stratus supplied software and systems.

         2.9 Stratus will be responsible for all system and integration testing, quality assurance, engineering acceptance, and manufacturing, deployment, and distribution of all software repaired or developed under this Agreement.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

         2.10 When requested by Peritus, Stratus will make available, at no cost to Peritus, appropriate systems and facilities within the Stratus test facility. Such use by Peritus of these facilities will be scheduled in advance and will be at the convenience of Stratus.

         2.11 Stratus will continue to provide Level 1 support for all Out Sourced Products which Peritus may maintain under this agreement. Peritus' shall be limited to Level 3 support and occasional Level 2 support specifically when requested by Stratus. In particular, the Stratus CAC will be responsible for all customer interface tasks.

         2.12 Peritus shall provide a communications facility to the Stratus CALL and QTS systems and to the development and test systems which are located in Marlborough, MA.

     3.  FEES:

         3.1 The fee for the Work described in Section 1.1 Out Sourced Products is ********* per year for the first three (3) years of this Agreement and ********* for each extension year.

                  The above annual fees are based on the repair or resolution of up to the following number of defects in each annual period based on the initial list of Outsourced Products ("Base Level Defects"). These annual fees and the Base Level Defects per annual period shall be adjusted upward or downward to reflect the addition or deletion of software programs to or from the Out Sourced Products list. If Peritus repairs or resolves more than the Base Level Defects in an annual period, Stratus shall pay to Peritus the amount of *********************************** per each such additional resolved defect. Peritus shall submit quarterly invoices in advance for ***** of the annual fee. The first invoice shall be submitted (30) thirty days after execution of this agreement by the parties. The Base Level Defects for the initial list of Out Sourced Products is ***** per year for 1994, 1995 and 1996.

         3.2 The fee for Work performed according to Section 1.3 shall be according to the rates shown in Appendix B plus any additional expenses. Peritus will submit invoices upon completion of the Work. Included with such invoices will be any documentation which supports and verifies any additional expenses.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

         3.3 The fee for the work described in Section 1.2 is *****for each of the ***** ***** defects which are resolved by Peritus. The parties will agree on a per defect fee for the ****** and each subsequent defect resolved by Peritus based on the parties' experiences in resolving the ********** defects.

         3.4 Provided Peritus has increased its fees generally, Peritus shall have the right to increase the fees charged Stratus hereunder upon giving Stratus not less than ninety (90) days' prior written notice and provided further that any such increase for a particular fee does not exceed ************* in any calendar year.

      4. MISCELLANEOUS

         4.1 Peritus will assign a project manager who will be directly responsible for the performance of this agreement. At its option, Peritus may assign a second project manager who shall be responsible for the work performed in Section 1.2.

         4.2 Stratus shall assign a liaison manager to be the principal contact for Peritus.

         4.3 Peritus shall meet with the Stratus liaison manager weekly during the transition phase, monthly thereafter, and at the request of either party. The purpose of these meetings is to report progress, identify issues and problems, develop solutions to issues and problems, conduct other such business as is necessary for proper performance, and to ensure Stratus' satisfaction.

         4.4 Peritus will conduct a **********team training session for the Stratus and Peritus personnel who will work together in the performance of this agreement. The objective of this session is to insure that all personnel understand their respective responsibilities, know the provisions of the agreement, and that they will work together cooperatively.

     5.  DEFINITIONS

         Defect resolutions as used in this agreement are defined as follows:

         a)   *********************************************************

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

         b)       *********************************************************
                  *********************************************************
                  ************************

         c)       *********************************************************
                  *********************************************************
                  *********************************************************
                  *********************************************************
                  ************************

         d)       *********************************************************
                  **********

         e)       *********************************************************
                  *********************************************************
                  ************************

         f)       *********************************************************
                  ************************

         g)       *********************************************************

         h)       *********************************************************
                  ************************

         g)       *********************************************************


     6.  COMMENCEMENT OF WORK

         Peritus will begin performance of the Work required under this Agreement for the Out Sourced Products and any subsequent product additions when the items in Section 2.0 of this Appendix are complete.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                                  APPENDIX B
                                      to
                   PERITUS ENGINEERING CONSULTANT AGREEMENT

                          Software Engineering Rates
                          --------------------------


                      Systems               Senior Software
                     Consultant                Engineer               Software Engineer
--------------------------------------------------------------------------------------------
     Year               *****                    *****                      *****
     Month              *****                    *****                      *****
     Week               *****                    *****                      *****
     Day                *****                    *****                      *****


     Other Terms and Conditions:

     .   Full day minimums apply

     . Reasonable and usual expenses are in addition to the above rates. These expenses include travel, meals, lodging, and administration.

     .   Required travel is billed ******

     . Rates are subject to change with ninety (90) days' prior written notice. Peritus shall
         ****************************************************
         *********************************************** and (b) increase these rates by more than ************************ in any calendar year.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                                  APPENDIX C

                                      to

                     PERITUS SOFTWARE CONSULTANT AGREEMENT


Installation:              Peritus Software Services, Inc.
                           164 Middlesex Turnpike
                           Burlington, MA 01803

1. System: The System being loaned to Peritus consists of the following hardware and/or software products:



                              SYSTEM CONFIGURATION


                            *****           *****
                            *****           *****
                            *****           *****
                            *****           *****
                            *****           *****
                            *****           *****
                            *****           *****
                            *****           *****
                            *****           *****



                                                    List Price Value **********
                                                                     ==========
2.       LICENSE

         A. Stratus hereby grants to Peritus a temporary, nontransferable, nonexclusive license to use the Software Products and related materials listed in the Product Schedule during the term of the Agreement and only for the express purposes of providing engineering service to Stratus as provided in this Agreement.

                  The Software Products may be used only with the Processing Module listed or identified in the System Configuration Schedule ("Licensed Processor"). The Software Product may only be copied, in whole or in part (with the proper inclusion of existing copyright notices), and any other proprietary notice(s) on such Software Products as may be necessary and incidental to use on such Licensed Processor, for archival and back-up purposes or to replace a worn or defective copy. Except as set forth herein, or as may be permitted in writing by Stratus, Peritus shall not (i) provide, transmit or otherwise make available, the Software Product or any part or copies thereof to any third party, or (ii) reverse engineer, reverse compile or reverse assemble the Software Product.

         3.       TITLE

                  Peritus acknowledges that Stratus shall have sole and exclusive title to, and ownership of, the Computer System. Peritus agrees, if reasonably necessary to protect Stratus' interest, to keep the Computer System labeled so as to indicate Stratus' ownership thereof and to execute such further documentation as Stratus may request (including UCC Financing Statements) to evidence Stratus' title.

4.       SHIPPING COSTS AND INSURANCE

         A. Stratus agrees to pay all shipping costs for the Computer System to Peritus' site and from Peritus' site when returned at the end of the Agreement Term. Stratus shall bear the risk of loss on the Computer System while in transit and Peritus shall bear the risk of loss on or damage to the Computer System during the Agreement Term.

         B. Peritus agrees, at its own expense, to obtain and maintain at all times, with insurers of recognized responsibility, liability insurance in amounts sufficient to insure against all risk of loss or damage to the Computer System, said amount not to be less than the total list price value of the Computer System. If so requested by Stratus, (a) Peritus shall furnish valid certificates of insurance evidencing the coverages detailed above, and (b) Peritus shall negotiate any insurance claim.

5.       INDEMNITY

         Peritus agrees to indemnify and hold Stratus harmless from any loss, claim or damage to persons or property, arising out of Peritus' use or possession of the Products.

6.       ALTERATIONS, MODIFICATIONS, ATTACHMENTS, LOCATION OF USE

         Peritus agrees to make no alterations, modifications or attachments to the Computer System nor move or otherwise relocate the Computer System without Stratus' written permission.

7.       MAINTENANCE

         Stratus agrees to maintain the Computer System in good operating condition during the Term of this Agreement. There shall be no charge to Peritus for this service, unless any repair or other service is required as a result of misuse, neglect or abuse of the Computer System.

                                   AMENDMENT
                                      to
                   ENGINEERING CONSULTANT SERVICES AGREEMENT
                                    between
          STRATUS COMPUTER, INC. and PERITUS SOFTWARE SERVICES, INC.

The Engineering Consultant Services Agreement ("Agreement"), dated November 30, 1993, between Stratus Computer, Inc. and Peritus Software Services, Inc. is hereby amended as follows:

1. Section 3, A of the Agreement is deleted and replaced with the following:

3.       TRADE SECRETS

         A. During the term of this Agreement, Stratus may disclose to Peritus, or Peritus may obtain access to, develop or create 1) proprietary and confidential information or material concerning or related to Stratus' manufacturing processes, services, products or general business operations or 2) proprietary and confidential information or material of third parties which has been entrusted to Stratus. Such Information or material may include, but is not limited to, computer programs, design documentation, development, test and maintenance tools, programs and procedures, test data, or Stratus' sales, costs, profits, pricing methods, organization, employee lists, service, software diagnostic techniques, customer lists, processes, user access passwords, etc. Peritus acknowledges the confidential and secret character of the Information, and agrees that the Information is the sole, exclusive and extremely valuable property of Stratus or of such third parties. Accordingly, without Stratus' prior written consent, Peritus agrees not to use the Information for any purpose except in the performance of this Agreement as expressly permitted herein, and not to divulge all or any part of the Information to any third party, either during or after the term of this Agreement without Stratus' prior written consent in each instance. Information will not be subject to this provision if it (i) is or becomes a matter of public knowledge without the fault of Peritus, (ii) was known to Peritus prior to the disclosure to it by Stratus, or (iii) is received by Peritus from a third party under circumstances permitting it unrestricted disclosure.

2.       The last sentence of Section 4A. is replaced by the following:

         Stratus agrees and acknowledges that in the performance of the Work by Peritus hereunder, Peritus shall utilize proprietary methodologies, systems, processes, inventions, algorithms, procedures, techniques, work approaches and general knowledge, skill and experience of Peritus, now or hereafter acquired or developed. Nothing in this Agreement shall impair the right of Peritus to utilize any of the foregoing or to make, prepare, create, procure and/or market products containing or embodying the foregoing, now or in the future.

3.       The following Section 12 D. is added to the Agreement:

         Stratus shall have the right, upon reasonable notice to Peritus, to conduct audits of Peritus' facilities to ascertain that Peritus is abiding by the provisions of this Agreement (in particular, but without limitation, Section 3, Trade Secrets). All persons involved in such audits shall (i) while at the facilities of Peritus, comply with all reasonable rules and regulations established by Peritus, and (ii) maintain in confidence and not use (except for the purposes contemplated by this Agreement) or disclose to any third parties any proprietary or confidential information of Peritus or its customers disclosed to them or of which they become aware as a result of any such audits.

4.       The following Section 12 E. is added to the Agreement:

         Peritus shall defend and indemnify Stratus against any and all claims, damages, costs or liability to third parties, howsoever arising, based on any action or inaction of Peritus, in violation of any of Peritus' obligations under Section 3 of this Agreement; provided that, with respect to third party claims, (i) Stratus shall have promptly provided Peritus written notice thereof and reasonable cooperation, information and assistance in connection therewith, and (ii) Peritus shall have sole control and authority with respect to the defense, settlement or compromise thereof.

5.       The following Section 12F. is added to the Agreement:

         Peritus shall promptly notify Stratus of any changes in personnel, to enable Stratus to administer computer access accounts, issue security badges and otherwise control access to Stratus facilities and computer systems by current or former Peritus personnel.

In all other respects, the Agreement shall remain in effect, unaltered.

STRATUS COMPUTER INC.                       PERITUS SOFTWARE SERVICES INC.

   /s/ Stephen C. Kiely                        /s/ Allen K. Deary
----------------------------------          ------------------------------------
   VP Engineering                              VP Finance
----------------------------------          ------------------------------------

----------------------------------          ------------------------------------

                                                                 PERITUS
                                                         Software Services, Inc.






                            STRATUS COMPUTER, INC.





                                                February 1, 1996



                                                        304 Concord Road
                                                        Billerica, MA 01821-3485
                                                        Phone: 508-670-0800
                                                        Fax: 508-670-1173


                  ... e x p e r t s  i n  s o f t w a r e  m a i n t e n a n c e

                             STATUS COMPUTER, INC.
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

      Section          Title                                          Page
      -------          -----                                          ----
        1.0            Statement of Work                                3
        2.0            Requirements and Responsibilities               10
        3.0            Term                                            13
        4.0            Fees                                            14
        5.0            Payment Schedule                                15
        6.0            Miscellaneous                                   15
        7.0            Definitions                                     16
        8.9            Acceptance                                      18

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                             STATUS COMPUTER, INC.
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1.0      Statement of Work



                              Pages 3 through 12
                   contain confidential materials which have
                  been omitted and filed separately with the
                      Securities and Exchange Commission




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Peritus Software Services, Inc.        February 1, 1996             Page 3 of 18

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                             STATUS COMPUTER, INC.
--------------------------------------------------------------------------------


*********************************************************************
*********************************************************************
************************************

*********************************
***********************


3.0      Term

3.1      The term of this agreement shall be three (3) years.

3.2 The agreement may be renewed for one (1) year terms unless either party notifies the other in writing of an intent not to renew one hundred twenty (120) days prior to the expiration of the agreement or extension, whichever is applicable.


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Peritus Software Services, Inc.        February 1, 1996            Page 13 of 18

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                             STATUS COMPUTER, INC.
--------------------------------------------------------------------------------



4.0      Fees

4.1      The Peritus fees will be per the following table:


*****                                    *****           *****            *****

***************************
    ******                               *****           *****            *****

************************                 *****           *****            *****

************************                 *****           *****            *****

**********************************************************
**********************************************************
***************************

***************************
**************************
     ***************                     *****           *****            *****
     ***************                     *****           *****            *****
     ***************                     *****           *****            *****
     ***************                     *****           *****            *****

************************                 *****           *****            *****
*************************
************************                 *****           *****            *****
*************************
************************                 *****           *****            *****
************************                 *****           *****            *****
************************                 *****           *****            *****
************************                          ************
                                                  ************
************************                          ************
                                                  ************




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Peritus Software Services, Inc.        February 1, 1996            Page 14 of 18

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                             STATUS COMPUTER, INC.
--------------------------------------------------------------------------------


Note 2: After a combined total of ************************** of Problem Analysis Support and Miscellaneous Software Maintenance Support in one (1) contract year, the fee will increase to ***********************.

Note 3: This fee is subject to change after one (1) year with ninety (90) day written notice by Peritus.

4.2     Expenses will be charged for work performed under Section 1.14 and 2.18.

4.3 The Peritus fees for work performed under Section 1.17 will be a per the proposal submitted by Peritus.

5.0     Payment Schedule and Terms

5.1 Peritus will submit an invoice quarterly in advance for *****. This fee may be adjusted (increased or decreased) at the start of each contract year by mutual agreement between Stratus and Peritus.

5.2 At the end of each quarter, Peritus will submit an invoice for the work actually performed based on the fee schedule shown in Section 4.1 less the advance payment previously invoiced and specified in Section 5.1.

5.3 For expenses identified in Section 4.2, Peritus will submit invoices upon completion of the work. Included with the invoices will be documentation which supports and verifies the expenses.

5.4 For fees identified in Section 4.3, Peritus will submit invoices monthly as the work is performed or based upon a mutually agreed to schedule.

5.5     Peritus' payment terms are net 30 days.

6.0     Miscellaneous

6.1 Peritus will assign project manager who will be directly responsible for the performance of this agreement. Peritus will also assign an account manager who shall be responsible for the overall relationship between Stratus and Peritus.

6.2 Stratus shall assign a liaison manager (or program manager) to be the principle contact for Peritus. The liaison manager shall be responsible for the daily interaction between Peritus and Stratus, shall assist Peritus with all communications within Stratus, and will insure that all Stratus responsibilities are fulfilled.

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

                             STATUS COMPUTER, INC.
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6.3     Peritus shall meet formally with the Stratus liaison manager (and others as required) biweekly or at the request of either party. The purpose of these meetings is to report progress, identify issues and problems, develop solutions to issues and problems, conduct other such business as is necessary for proper performance, and to ensure Stratus' satisfaction.

6.4 Peritus recommends a monthly meeting with Stratus senior management. The purpose of the meeting is to present significant issues which require resolution.

6.5 Peritus shall continue to provide Stratus a monthly performance report. The contents of this report will be mutually agreed to by Stratus and Peritus.

6.6 All material, documentation, data, software systems, hardware systems, and test equipment which are provided to Peritus by Stratus during the term of the agreement shall be returned by Peritus to Stratus upon the expiration or termination of the agreement or when no longer required for the performance of the agreement.

7.0     Definitions

7.1     Defect resolutions as used in this agreement are defined as follows:

        a) A valid defect was reported and a correction has been generated and submitted to an appropriate source tree.

        b) A valid defect was reported and a correction has no been generated because a correction is not feasible within the constraints of the design and/or implementation.

        c) A valid defect was reported and a course has been determined. A correction will not be generated because a preliminary analysis of the correction indicates that it may cause unknown and serious regressions due to constraints in the design and/or implementation of the affected software component.

        d) The software component conforms to the appropriate specification and need not be changed.

        e) The software component conforms to the appropriate specification and the defect report will be treated as an enhancement request and considered for future implementation.

        f) The software component conforms to the appropriate specification and will not be changed but the appropriate documentation will be clarified.

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

                             STATUS COMPUTER, INC.
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        g)      The reported defect is caused by a hardware malfunction.

        h) The reported defect has only occurred once and could not be reproduced or isolated.

        i) The reported defect is found to be a duplicate of a previously reported defect which had been resolved.

        j) Stratus and Peritus mutually determine for any or no reasons that no further effort is required.

7.2 The Stratus defect priorities (critical, serious, normal, and minor and those categories used for Enhanced Services are a defined in SED 122 or subsequent specification.

7.3     The Stratus Problem resolution phases are defined as follows:

        T1 - The period from receipt of the original report of a problem to the date the failure analysis is complete and a defect can be described, either through a reproducible test case or the isolation of the defect within the code. At this point, the problem is entered into QTS as a defect.

        T2 - The period form entry of the defect into QTS until a resolution has been submitted and all audits, unit, and system tests are complete. Traditionally referred to as "find and fix."

        T3 - The period during which the appropriate release or patch tape is built, validated, and made ready for manufacturing and distribution.

        T4 - The period during which the media is reproduced, distributed, and made available to the customer.

        T5 - The period of time from distribution of the media to a customer through installation by the customer.

7.4 A backlog defect is one which has been entered into QTS and not yet escalated or one which is found by Peritus (and subsequently entered into QTS) in the course of performing other work.


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Peritus Software Services, Inc.        February 1, 1996            Page 17 of 18

                             STATUS COMPUTER, INC.
--------------------------------------------------------------------------------


8.0     Acceptance

8.1 This Statement of Work is issued and signed pursuant to the Engineering and Consultant Services Agreement, between the parties, dated November 30, 1993, as amended May 30, 1995.

8.2 This agreement has been accepted by Stratus Computer, Inc. and Peritus Software Services, Inc. as Appendix A1 to the Engineering Consultant Services Agreement which exists between the two companies. This agreement replaces the previous version of Appendix A1 which was identified as "revision 1.4, April 14, 1995."



        for Stratus Computer, Inc.          for Peritus Software Services, Inc.

        /s/ J. Standfird                    /s/ Peter E. McElroy
        ------------------------------      -----------------------------------
        Name                                Name


        ------------------------------      -----------------------------------
        Title                               Title


        ------------------------------      -----------------------------------
        Date                                Date


        Please sign both copies of this agreement and return one copy to Peritus Software Services, Inc. 304 Concord Road, Billerica, MA 01821-3485


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